UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 2, 2004
                        (Date of earliest event reported)

                                 FTS GROUP, INC.

             (Exact name of Registrant as specified in its charter)

     NEVADA                      0-24829                   84-1416864
------------------------  ------------------------        -----------
   (State  or             (Commission  File  Number)    (IRS  Employer
other  jurisdiction                                    Identification
or  incorporation)                                           No.)


                            1049c Oxford Valley Rd.
                          Levittown, Pennsylvania 19057
                        -----------------------------------

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 943-9979

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  4.01  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

On November 2, 2004, R. E. Bassie & Co., principal accountant of FTS Group, Inc. (the "Company"), was dismissed by the Board of Directors of the Company. The Board had appointed R.E. Bassie & Co. on March 15, 2004, as its principal independent accountant. R.E. Bassie & Co. audited the Company's financial statements for the fiscal year ending December 31, 2003.

Also on November 2, 2004, the Board of Directors of the Company appointed the firm Withum, Smith and Brown to serve as independent public accountants of the Company for the fiscal year ending December 31, 2004. The decision to change accountants was recommended and approved by the Board of Directors.

R.E. Bassie & Co.'s report on the Company's consolidated financial statements for the fiscal year ended December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2003 and through the date hereof, there were no disagreements with R.E. Bassie & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to R.E. Bassie & Co.'s satisfaction, would have caused them to make reference to the subject matter of such disagreements in connection with their report on the Company's consolidated financial statements for such year.

The Company provided R.E. Bassie & Co. with a copy of the foregoing disclosures. On January 24, 2005, we received the letter dated November 2, 2004 attached as exhibit  16.1  hereto.

During the year ended December 31, 2003 and through the date hereof, the Company did not consult with Withum, Smith and Brown with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

(c)  Exhibits:

16.1 Letter from R. E. Bassie & Co. dated November 2, 2004 and received on January 24, 2005.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FTS GROUP, INC.
                                 ---------------
                                   REGISTRANT


          Date:  January  26,  2005             By:/s/  Scott  Gallagher
                                                -------------------------
                                                Scott  Gallagher
                                                Chief  Executive  Officer